Advances to Suppliers, Net	12 Months Ended
Dec. 31, 2019
Advances To Suppliers Net [Abstract]
ADVANCES TO SUPPLIERS, NET

NOTE 6 – ADVANCES TO SUPPLIERS, NET

Advances to suppliers include prepayments for raw materials used for production and construction materials for the Company’s construction projects, which consisted of the following:

	December 31, 2019	December 31, 2018
Raw material prepayments for equipment production	$584,655	$127,950
Construction material prepayments	1,943,755	2,776,638
Land reclamation prepayments	437,980	-
Advances to construction subcontractors	400,187	405,203
Total:	3,366,577	3,309,791
Less: allowances for doubtful accounts	(916,948)	(627,614)
Advances to suppliers, net, third parties	$2,449,629	$2,682,177

Our suppliers generally require prepayments from us before delivery of goods or service. It usually takes 3 to 6 months for the suppliers to deliver raw material for our equipment production and takes up to 6 to 12 months for the suppliers to deliver the construction materials. The prepayment is necessary to secure the supply in the market or secure a favorable price. For the Company’s December 31, 2019 net advance to suppliers balance, approximately $1.98 million, or 81% has been realized as of the date of this report and the remaining balance is expected to be substantially realized before December 31, 2020.

The changes of allowance for doubtful accounts for the years ended December 31, 2019 and 2018 are as follow:

	December 31, 2019	December 31, 2018
Beginning balance	$627,614	$509,071
Bad debt provision	299,586	151,958
Foreign exchange translation	(10,252)	(33,416)
Ending balance	$916,948	$627,614